SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement    [   ]  Confidential, for Use
              of the Commission
              Only (as permitted by
              Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-
    12


                 Fulton Bancshares Corporation
(Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required
[   ]    Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:



    2) Aggregate number of securities to which transaction applies:



    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



    4)   Proposed maximum aggregate value of transaction:





    5)   Total fee paid:



[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by
    Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:



    2)   Form, Schedule or Registration Statement No.:



    3)   Filing Party:



    4)   Date Filed:





FULTON BANCSHARES CORPORATION
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 1997
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Donna Fisher and Michelle Brown and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Fulton Bancshares Corporation ( the "Corporation" ) that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Fulton Theatre Building at the Main Office of The Fulton County National Bank & Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233 on Tuesday, April 29, 1997, at 1:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.  ELECTION OF CLASS A DIRECTORS TO SERVE FOR A THREE-YEAR TERM

    Raleigh V. Barnett and Cecil B. Mellott

               FOR all nominees listed above
               (except as marked to the con-
     trary below)

         ____  WITHHOLD AUTHORITY to vote for
               all nominees listed above

    (INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE,WRITE NOMINEE'S NAME ON THE SPACE
BELOW.)


*****************************************************************

2.  PROPOSAL TO RATIFY THE SELECTION OF SMITH ELLIOTT KEARNS &
    COMPANY CERTIFIED PUBLIC ACCOUNTANTS, OF CHAMBERSBURG,
    PENNSYLVANIA, AS THE AUDITORS FOR THE CORPORATION FOR YEAR
    ENDING DECEMBER 31, 1997.

          FOR                AGAINST                  ABSTAIN

    The Board of Directors recommends a vote FOR this proposal.
*****************************************************************
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

    THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
    MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF
    NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL
    NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

DATED:       , 1997
                                  SIGNATURE (S)    SEAL
Number of Shares Held of Record on
March 17, 1997___________
                                       SIGNATURE (S)    SEAL


THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED
PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
GUARDIAN, PLEASE GIVE TITLE. IF MORE THAN ONE TRUSTEE,ALL SHOULD
SIGN, IF STOCK IS HELD JOINTLY, EACH OWNER MUST SIGN.

























NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 1997



TO THE SHAREHOLDERS OF FULTON BANCSHARES CORPORATION:

    Notice is hereby given that the Annual Meeting of Shareholders of FULTON BANCSHARES CORPORATION ( the "Corporation") will be held at 1:00 p.m., prevailing time, on Tuesday, April 29, 1997 in the Fulton Theatre Building at the Main Office of The Fulton County National Bank & Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, for the following purposes:

    1. To elect two (2) Class A Directors to serve for a three-year term and until their successors are elected and qualified;

    2. To ratify the selection of Smith, Elliott, Kearns and Company,Certified Public Accountants,of Chambersburg,
    Pennsylvania as the independent auditors of the Corporation for the year ending December 31, 1997; and

    3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

    In accordance with the By-Laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 17, 1997, will entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

    A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996 is being mailed with this Notice. Copies of the Corporation's Annual Report for the 1995 fiscal year may be obtained at no cost by contacting DoriAnn F. Hoffman,Treasurer, Fulton Bancshares Corporation, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, telephone: (717)485-3144.
    You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.


                             By Order of the Board of Directors,



                             John J. Kelso,Chairman of the Board




March 31, 1997




























FULTON BANCSHARES CORPORATION

PROXY STATEMENT FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 29, 1997


GENERAL

Introduction, Date, Time and Place of Annual Meeting

    This Proxy Statement is being furnished in connection with solicitation by the Board of Directors of FULTON BANCSHARES CORPORATION (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of shareholders to held on April 29, 1997 at 1:00 p.m. prevailing time, in the Fulton Theatre Building at the Main Office of The Fulton County National Bank & Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, and at any adjournment or postponement of the Annual Meeting.

    The principal executive office of the Corporation is located at The Fulton County National Bank and Trust Company (the "Bank"), 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233. The telephone number for the Corporation is (717)485-3144. All inquires should be directed to Clyde H. Bookheimer, President of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

Solicitation and Voting of Proxies

    The Proxy Statement and the enclosed form of proxy (the
"Proxy") are first being sent to shareholders of the Corporation on or about March 31, 1997.

    Shareholders represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of nominees for Class A Director named below and FOR the ratification of the selection of Smith, Elliott, Kearns and Company, Certified Public Accountants, of Chambersburg, Pennsylvania, as the independent auditors of the Corporation for the year ending December 31, 1997. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation. The cost of preparing,assembling, printing, mailing and soliciting proxies,and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting,will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation may solicit proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Revocability of Proxy

    A shareholder who returns a Proxy may revoke the Proxy at any time before it is voted only: (1) by giving written notice of revocation to Gregory A. Gordon, Secretary of Fulton Bancshares Corporation, at 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233; (2) by executing a later-dated proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities, Record Date and Quorum
    At the close of business on March 17, 1997, the Corporation had issued and outstanding 495,000 shares of common stock, par value $0.625 per share, the only authorized class of stock (the
"Common Stock").

    Only holders of Common Stock of record at the close of business on March 17, 1997 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.





    Under Pennsylvania law and the By-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 03, Section 3.1, of the By-laws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

    Assuming the presence of a quorum, the two nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

    Assuming the presence of a quorum, the affirmative vote a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and brokers non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for nor against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the number of shares voted from which the required majority is calculated.

















PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK


Principal Owners

    The following table sets forth, as of March 17, 1997, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.

                                                Percent of
                          Shares                Outstanding
                          Beneficially         Common Stock
                          Owned (1)          BeneficiallyOwned
Name and Address
Raleigh V. and             33,008                  6.67%
Inez G. Barnett
Waterfall, Pennsylvania 16689

(1)See footnote below for the definition of "beneficially owned".


Beneficial Ownership by Officers, Directors and Nominees

    The following table sets forth as of March 17, 1997, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee and all officers and directors of the Corporation as a group.

Name of Individual              Amount and Nature
                                  Percent
or Identity of Group    Beneficial Ownership (1) (2)       of
Class

Raleigh V. Barnett (3)            33,008(6)              6.67%
Clyde H. Bookheimer(4)             1,397(7)              0.28%
John J. Kelso(5)                  10,521(8)              2.13%
Cecil B. Mellott(3)                    15,538(9)              3.14%
David L. Seiders(5)                     1,000                 0.20%
Robert C. Snyder(4)                     7,000                 1.41%
Ellis L. Yingling(4)               7,810(10)            1.58%

All Officers and Directors as          77,035               15.56%
a Group (11 persons)

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 17,1997. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Information furnished by the directors and the Corporation.

(3) A nominee for Class A Director whose term of office expires in 2000 and a current Class A Director whose term of office expires in 1997.

(4) A Class B Director whose term of office expires in 1998.

(5) Class C Director whose term of office expires in 1999.

(6) Includes 2,200 shares of Common Stock held individually by Mr. Barnett, 28,850 shares of Common Stock held jointly with his spouse, and 1,958 shares of Common Stock held individually by his spouse.

(7) Includes 754 shares of Common Stock held individually by Mr.
    Bookheimer, 50 shares of Common Stock held jointly with his spouse and 560 shares of Common Stock held individually by his spouse.

(8) Includes 1,936 shares of Common Stock held individually by Mr. Kelso and 8,585 shares of Common Stock held jointly with his spouse.

(9) Includes 1,760 shares of Common Stock held individually by Mr. Mellott and 13,778 shares of Common Stock held jointly with his spouse.

(10) Includes 1,936 shares of Common Stock held individually by Mr. Yingling and 5,874 shares of Common Stock held jointly with his spouse.



ELECTION OF DIRECTORS

    The By-Laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. Section 10.2 of the By-Laws provides that the number of directors that shall constitute the whole Board of Directors shall be not less than five no more than twenty-five. The By-Laws provide that the Board of Directors shall be classified into three classes, each class to be elected for a term of three years. The terms of the respective classes shall expire in successive years. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications.

    No person elected or appointed a director shall serve in that capacity after reaching the age of seventy-five (75) years. Each director shall also own, in his or her own right, shares of Common Stock that have a book value in the aggregate of not less than Ten Thousand Dollars ($10,000). The Board of Directors has fixed the number of Board members at seven. Pursuant to Section
11.1 of the By-Laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he was appointed.

    In accordance with Section 10.3 of the By-Laws, at the 1997 Annual Meeting of Shareholders, two (2) Class A Directors shall be elected to serve for a three year term and until their successors are elected and qualified. Therefore , the By-Laws provide for a classified Board of Directors with a staggered three-year term of office.





    Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the two (2) Class A nominees named below. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected.

    There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the directors in the class to be elected.

INFORMATION AS TO NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

    The following table contains certain information with respect to the executive officers, nominees for Class A Director whose term of office expires in 2000 and the current Class A Directors whose term of office expires in 1997 and the Class B Directors and Class C Directors whose term of office expires in 1998 and 1999, respectively:






                        Principal Occupation
                        for Past Five Years
         Age            and Position Held
         As of          with the Corporation     Director
March 17,                                     Since
Name          1997             and the Bank       Corporation/Bank


NOMINEES FOR
CLASS A DIRECTORS
WHOSE TERM EXPIRES IN 2000 AND
CURRENT CLASS A DIRECTORS
WHOSE TERM EXPIRES IN 1997

Raleigh V. Barnett   73    Retired President       1989/1986
(1) (2) (4) (6)            L & B Coal Co., Inc.

Cecil B. Mellott     60    President,MellottWood   1989/1986
(1) (2) (4)(5)                  Preserving, Inc.
                           President, Melco Lumber
                           Company, Inc.




CLASS B DIRECTORS
WHOSE TERM EXPIRES IN 1998

Clyde H. Bookheimer       57    President and Chief    1991/1991
                      Executive Officer of the
                           Corporation and Bank

Robert C. Snyder     65    Insurance Agent,       1989/1969
(1) (2) (3) (5)            Robert C. Snyder
                           Insurance Agency

Ellis L. Yingling    64    Retired Service         1989/1974
(1) (3)  (4) (6)           Station Operator



CLASS C DIRECTOR
WHOSE TERM EXPIRES IN 1999

John J. Kelso         72     Funeral Director;     1989/1964
                             Chairman of the Corporation
                             and Bank

David L. Seiders      57     Farmer                1996/1996
(1) (3) (5) (6)

(1) Member of the Appraisal Committee. This committee's function is to evaluated properties for the Bank pursuant to potential mortgage applications. This committee met forty-two (42) times 1996.


(2) Member of the Building and Property Committee. This committee's function is to review Bank facilities for needed maintenance and to advise the Board as to any construction projects for the Bank and its facilities.This committee met
    (4) times in 1996.

(3) Member of the Asset/Liability Management Committee. The functions of this committee are to make recommendations to the Board of Directors concerning the investment of bank funds,to monitor asset/liability management policies,to manage earnings,liquidity and interest rate risk,and to advise the Board of Directors concerning trends and related risks. This committee met eleven (11) times in 1996.

(4) Member of the Personnel and Salaries Committee. This committee makes recommendations to the Board of Directors concerning the salaries and other benefits of directors, officers and employees of the Bank.This committee met three
    (3) times 1996.

(5) Member of the Audit Committee. The Audit Committee's function is to make recommendations to the Board of Directors concerning the audit of the entire Bank's operations.The Audit Committee met three(3)times in 1996.

(6) Member of the Trust Committee. This committee provides general supervision over all trust accounts held in the Bank's Trust Department and reviews all new and closed trust accounts.This committee met eleven(11) times in 1996.

    During 1996, the Board of Directors of the Bank held forty-five (45) meetings. Directors received an annual fee of
    $8,000. Directors do not receive additional remuneration for
attendance at committee meetings. In the aggregate, the    Board
of Directors of the Bank received $34,333 and deferred
    $34,020 in 1996 for all services rendered as Directors. During 1996, the Board of Directors of the Corporation held seven (7) meetings. Directors do not receive additional
    remuneration for their service on the Board of Directors of the
Corporation. Each of the Directors attended at least 75
    percent of the combined total number of meetings of the Corporation's and Bank's Boards of Directors and the committees of which he is a member.

    The Board of Directors of the Corporation has at present no standing committees. The Corporation does not have a nominating committee.




EXECUTIVE COMPENSATION

    The following table sets forth all cash compensation for services in all capacities paid by the Bank during 1996 (1) to each of the five most highly compensated executive officers to the extent such person's aggregate cash compensation exceeded $60,000; (2) to the five most highly compensated executive officers as a group; and (3) to all officers and directors of the Corporation and the Bank as a group:

CASH COMPENSATION TABLE

         (A)                 (B)                  (C)

Name of Individual or    Capacities in    CashCompensation
Number in Group         which Served           (2) (3)


Clyde H. Bookheimer          President and Chief           $91,551
                        Executive Officer of the
                        Corporation and Bank

Five Most Highly        Executive Officers            $225,613
Compensated Executive
Officers as a Group (1)

All Officers and        Directors and Executive       $259,946
Directors as a Group    Officers
(11 persons)


(1) These five officers are Clyde H. Bookheimer, President and
    Chief Executive Officer of the Corporation and the Bank;
    Gregory A. Gordon, Vice President,Secretary of the
    Corporation and Senior Vice President, Secretary and Cashier of the Bank; DoriAnn F. Hoffman, Vice President and
    Treasurer of the Corporation and Vice President and Assistant Secretary of the Bank; Alice G. Clark, Vice
    President,Assistant Secretary and Assistant Treasurer of the
    Corporation, Vice President and Assistant Secretary of the Bank and Neil L. Berkstresser, Vice President of the
    Bank.

    (2) Includes salaries, deferred compensation, bonuses and all fees to directors.

    (3) No director or officers received in the aggregate more than $5,000 in personal benefits.





                             DEFERRED COMPENSATION AND OTHER
BENEFIT PROGRAMS


The Corporation has adopted several benefit programs, some of which result in the deferral of payments for services rendered:

    (1) The CEO Salary Continuation Plan - This Plan is funded by single premium life insurance on the CEO, with the
    Bank as beneficiary. Actual payments to the CEO will not begin until 2005.

    (2) The Director Emeritus Program - This plan, funded by life insurance, will allow the Bank to reward its directors for longevity of service to the Board.
    Directors who qualify would be eligible at age 75 to receive $4,000 annually for up to 10 years under this program.

    (3) The Director Deferred Compensation Plan - This plan, also funded by life insurance, will allow directors to defer up to 100% of directors fees annually. The amounts deferred will be paid out over a period of up to 10 years beginning when the director reaches the age of 75.

    (4) The Officer Supplemental Life Insurance Plan provides for officer life insurance coverage of double their current salary level, and is also funded by single premium life insurance.



CERTAIN TRANSACTIONS

    There have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank. Total loans outstanding from the Corporation and the Bank at December 31, 1996 to the Corporation's and the Bank's officers and directors as a group and to members of their immediate families and companies in which they had and ownership interest of 10 percent or more was $639,266 or approximately 26 percent of the total equity capital of the Bank. Such loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectible or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 1997, to the above described group was approximately $673,715.

PRINCIPAL OFFICERS OF THE CORPORATION

    The following table set forth selected information about the principal of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:


                            Bank      Number of      Ages as of
                    Held   Employee   Shares Bene-    March 17,
Name and Position   Since   Since    ficially Owned     1997

John J. Kelso      1996       (1)        10,521          72
Chairman

Robert C. Snyder   1996       (1)         7,000          65
Vice Chairman

Ellis L. Yingling  1996       (1)         7,810          64
Vice Chairman

Clyde H. Bookheimer 1989           1962        1,379          57
President and Chief
Executive Officer

Gregory A. Gordon  1989       1983          425(2)       45
Vice President and
Secretary

Dori Ann F. Hoffman     1996       1990           55(3)       40
Vice President and
Treasurer

Alice G. Clark          1996       1980           17(4)       35
Vice President,
Assistant Secretary
and Assistant Treasurer

(1) Mr. Kelso, Mr. Snyder and Mr. Yingling are not employees of the Bank.

(2) These shares of Common Stock are held jointly by Mr. Gordon and his spouse.

(3) These shares of Common Stock are held jointly by Mrs.
    Hoffman and her spouse.

(4) Includes 5 shares of Common Stock held individually by Mrs.
    Clark and twelve (12) shares of Common Stock are held jointly by Mrs.Clark and her spouse.

PRINCIPAL OFFICERS OF THE BANK

    The following table sets forth selected information about the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:

        Office and      Bank  Bank     Number of    Ages as of
        Position        Held  Employee Shares Bene-  March 17,
Name         with the Bank   Since  Since   ficially Owned   1997


John J.    Chairman       1996    (1)        10,521       72
Kelso

Robert C.      Vice Chairman  1996    (1)         7,000       65
Snyder

Ellis L.  Vice Chairman  1996    (1)         7,810       64
Yingling

Clyde H.   President and  1991    1962        1,379       57
Bookheimer Chief Executive        1985
           Officer


Gregory A. Vice President, 1989   1983          425      45
Gordon    Secretary and Cashier


DoriAnn F. Vice President 1994    1990           55      40
Hoffman   and Assistant
          Secretary


Alice G.       Vice President 1996   1980`            17      35
Clark     Assistant and
          Secretary


Neil L.   Vice President 1994   1982             40      60
Berkstresser



(1) Mr. Kelso, Mr. Snyder and Mr. Yingling are not employees of the Bank.




                                LEGAL
PROCEEDINGS
    In the opinion of the management of the Corporation and the Bank, there are no proceedings pending to which the Corporation of the Bank is a party or to which their property is subject, which, if determined adversely to the Corporation and the Bank's undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of the Corporation and the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation and the Bank by government authorities.

    Unless instructed to the contrary, it is intended that votes will be cast pursuant to the Proxy for the ratification of the selection of Smith, Elliott, Kearns and Company, Certified Public Accountants, of Chambersburg, Pennsylvania, as the Corporation's independent auditors for the year ending December 31, 1997. The Corporation has been advised by Smith, Elliott, Kearns and Company, that none of its members has any financial interest in the Corporation. Ratification of Smith, Elliott, Kearns and Company will require the affirmative vote of a majority of the shares of Common Stock represented in person or by Proxy at the Annual Meeting. Smith, Elliott, Kearns and company served as the Corporation's independent public accountants for the 1996 fiscal year, assisted the Corporation and the Bank with the preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Bank for such services at the customary hourly rates. These non-audit services were approved by the Corporation's and the Bank's Board of Directors after due consideration of the effect of the performance thereof on the independence of the accountants and after the conclusions of the Board of Directors of the Corporation and the Bank that there was no effect on the independence of the accountants. In the event that the Shareholders do not ratify the selection of Smith, Elliott, Kearns and Company as the Corporation's independent auditors for the year ending December 31, 1997, another accounting firm may be chosen to provide independent public accountant audit services for the 1997 fiscal year. The Board of Directors recommends that the shareholders vote for the ratification of the selection of Smith, Elliott, Kearns and Company as the independent auditors for the Corporation for the year ending December 31, 1997.

ANNUAL REPORT

A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1996 is enclosed with this Proxy Statement. A representative of the Corporation will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

SHAREHOLDER PROPOSALS

    Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1998 Annual Meeting of Shareholders must deliver such proposal in writing to the President of The Fulton Bancshares Corporation at its principal executive offices, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, not later than
Tuesday, December 2, 1997.

OTHER MATTERS

    The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.


ADDITIONAL INFORMATION

    UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM DORIANN F. HOFFMAN, TREASURER, FULTON BANCSHARES CORPORATION, 100 LINCOLN WAY EAST, McCONNELLSBURG, PENNSYLVANIA 17233.